UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 24, 2018, D.R. Horton, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered: (1) the election of five director nominees named in the Company’s proxy statement, (2) an advisory vote on the approval of executive compensation, (3) an advisory vote on the frequency of future advisory votes on executive compensation, (4) approval of the material terms of the performance criteria under the D.R. Horton, Inc. 2017 Incentive Bonus Plan, and (5) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018. There were 376,002,909 shares of Common Stock eligible to be voted at this meeting and there were 331,748,652 shares of Common Stock represented in person or by proxy. The Annual Meeting voting results of the five listed matters were as follows:

(1).    Proposal One:  Election of Directors.  Stockholders elected each of the following nominees as a director to hold office until the 2019 Annual Meeting and until his or her successor is duly elected and qualified based on the following votes.

Nominee	For	Against	Abstain	Broker Non-Votes
Donald R. Horton	296,760,128	8,477,162	384,468	26,126,894
Barbara K. Allen	303,975,375	1,260,835	385,548	26,126,894
Brad S. Anderson	285,701,779	19,533,147	386,832	26,126,894
Michael R. Buchanan	294,442,313	10,791,461	387,984	26,126,894
Michael W. Hewatt	296,985,396	8,248,260	388,102	26,126,894

(2).    Proposal Two: Advisory Vote on the Approval of Executive Compensation. Stockholders approved the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
291,384,847	13,725,914	510,997	26,126,894

(3).    Proposal Three: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Stockholders approved an annual advisory vote on executive compensation package based on the following votes.

One Year	Two Years	Three Years	Abstain
271,819,638	227,738	33,130,513	443,869

(4).    Proposal Four: Approval of the Material Terms of the Performance Criteria under the D.R. Horton, Inc. 2017 Incentive Bonus Plan. Stockholders approved the material terms of the performance criteria under the Company’s 2017 Incentive Bonus Plan based on the following votes.

For	Against	Abstain	Broker Non-Votes
295,578,186	9,540,469	503,103	26,126,894

(5).    Proposal Five: Ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm. Stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 based on the following votes.

For	Against	Abstain
326,622,913	4,288,567	837,172

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 24, 2018	By:	/s/ THOMAS B. MONTANO
Thomas B. Montano
Vice President and Secretary